aravive

Developing Transformative Targeted Cancer Therapeutics

Corporate Presentation

May 2022

NASDAQ: ARAV



Forward Looking Statements

This presentation contains forward-looking statements that may discuss Aravive's plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward- looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive's planned clinical activities and the timing of such activities, including the design, patient enrollment and availability of data from clinical studies, the potential pipeline, future indications and cash position, the anticipated safety, benefits, activity and manufacturability of Aravive's product candidates and the ability to obtain regulatory approval. Forward-looking statements are based on Aravive's current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: e.g., the trials supporting the submission of a biologics license application to the FDA, Aravive's ability to meet its clinical milestones, the impact of COVID-19 on Aravive's clinical strategy, clinical trials, supply chain and fundraising, Aravive's ability to expand development into additional oncology indications, Aravive's dependence upon batiraxcept (AVB-500), batiraxcept's ability to have favorable results in clinical trials and ISTs, the clinical trials of batiraxcept having results that are as favorable as those of preclinical and clinical trials, the ability to receive regulatory approval, potential delays in Aravive's clinical trials due to regulatory requirements or difficulty identifying qualified investigators or enrolling patients; the risk that batiraxcept may cause serious side effects or have properties that delay or prevent regulatory approval or limit its commercial potential; the risk that Aravive may encounter difficulties in manufacturing batiraxcept; if batiraxcept is approved, risks associated with its market acceptance, including pricing and reimbursement; potential difficulties enforcing Aravive's intellectual property rights; Aravive's reliance on its licensor of intellectual property and financing needs. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Developing Transformative Targeted Cancer Therapeutics

Batiraxcept (AVB-500): Differentiated Approach to Targeted Inhibition of GAS6/AXL Signaling Pathway

Registrational Phase 3 Trial in Platinum-Resistant Ovarian Cancer (PROC) Ongoing
Phase 1b trial demonstrated more than doubling of progression-free survival than standard of care

Phase 1b Trial in 2L+ Clear Cell Renal Cell Carcinoma (ccRCC) Ongoing
46% response; 67% response in the biomarker high population at 15mg/kg (RP2D)
Phase 2 Trial in 1L, 2L+ ccRCC patients & ccRCC patients ineligible for curative intent Ongoing

Phase 1b Trial in 1L Pancreatic Adenocarcinoma Ongoing
40% response in biomarker high population at 15mg/kg

Companion Diagnostic Opportunity as Pretreatment Biomarker Excludes Non-Responders

Opportunity to Expand into Broad Range of Cancer Indications and Patient Populations

Strategic Collaborations: Licensed batiraxcept to 3DMed (China) and Discovery Collaboration on Connective Tissue Growth Factor (CTGF) Program with WuXi

Experienced Management and Board of Directors

SENIOR MANAGEMENT



CEO
Gail McIntyre, Ph.D., DABT



COO
Scott Dove, Ph.D.



CFO
Vinay Shah

BOARD OF DIRECTORS



Exec Chairman of the Board
Fred Eshelman, Pharm D.



Director
Amato Giaccia, Ph.D.



Director
Peter Ho, M.D., Ph.D.



Director
John Hohneker, M.D.



Director
Sigurd Kirk



Director
Gail McIntyre, Ph.D., DABT



Director
Michael Rogers



Director
Eric Zhang

Aravive Pipeline

Opportunity for Expansion into Additional Indications and Drug Combinations

Indication	Preclinical	Phase 1	Phase 2	Phase 3
Batiraxcept (AVB-500)				
OVARIAN CANCER Platinum Resistant *(batiraxcept + paclitaxel)*	Fast-Track Designation in U.S., Orphan Designation in EU			
CLEAR CELL RENAL CANCER • 1st Line *(batiraxcept + cabozantinib + nivolumab)* • 2nd Line *(batiraxcept + cabozantinib)* • Ineligible for curative intent therapy *(batiraxcept monotherapy)*				
PANCREATIC ADENOCARCINOMA 1st Line *(batiraxcept + gemcitabine + nab-paclitaxel)*				
Bispecific Antibodies (Cancer & Fibrosis)				
CANCER AND FIBROSIS		WuXi Biologics Global Solution Provider		

Urgent Unmet Needs & Large Market Opportunities

~106K Addressable Patients & Potential to Expand into Other Cancers and Earlier Lines of Therapy

PROC

5th leading cause of cancer deaths among women in U.S.

~70% of patients diagnosed with advanced-stage disease

ADDRESSABLE PATIENTS

U.S.	~12,000
EU	~11,000

ccRCC

A leading cause of cancer deaths in U.S.

12% five-year survival rate for metastatic disease

ADDRESSABLE PATIENTS

1L	U.S.	~13,000
	EU	~14,000
2L	U.S.	~9,000
	EU	~9,000

Pancreatic Adenocarcinoma

Projected 2nd leading cause of cancer deaths in U.S. by 2030

11% five-year survival rate

ADDRESSABLE PATIENTS

U.S.	~18,000
EU	~20,000

Source: Decision Resource Group, diagnosed drug-treatable patients forecast. Aravive's estimates.
2L-4L platinum-resistant ovarian cancer (PROC), high grade serous patients, 1L and 2L advanced/metastatic clear cell renal cell carcinoma (ccRCC) patients, Pancreatic Adenocarcinoma – Metastatic 1L, eligible to receive gemcitabine + nab-paclitaxel as 1L treatment

Upcoming Key Milestones

June 2022

- ASCO Poster Presentation and Discussion of ccRCC P1b Data

2H 2022

- Safety and Preliminary Activity from P2 ccRCC Trial
- Additional P1b ccRCC Trial Data
- Additional P1b PDAC Trial Data
- Complete Enrollment of P3 PROC

1H 2023

- P3 PROC Top Line Results
- Additional P1b and P2 ccRCC Trial Data
- Additional P1b PDAC Trial Data
- Initiation of P3 ccRCC

2H 2023

- Submit BLA for PROC, if trial successful
- File IND for the CTGF Program
- Initiate P2 PDAC Trial*

1H 2024

- Potential Approval of PROC BLA
- Initiate CTGF Clinical Studies, if IND accepted
- Safety and Preliminary Activity from P2 PDAC Trial

*Depends on mature data from P1b PDAC study

GAS6/AXL Signaling Pathway

Drives Activation, Migration and Invasion of Abnormal Cells


Acquired resistance/EMT
Gas6
AXL
Ligands
RTKs
EGFR
Tyr779
Tyr821
Tyr866
RAS
RAF
MEK
MAPK
Cell proliferation
PLCγ
PKC
NF-κB
Cell survival Motility
PI3K
PTEN
PDK1
AKT
mTORC1
p70S6K
S6
4EBP1
eIF4E
Protein translation Cell survival

AXL is overexpressed upon acquisition of therapy resistance and can induce epithelial-to-mesenchymal transition (EMT). It dimerizes with RTKs present in the membrane of tumor cells to initiate signaling cascades that ultimately lead to increased cell motility and survival.
Clin Cancer Res. 2016 Mar 15; 22(6): 1313–1317.

Inhibiting GAS6 Preclinically

- Anti-tumor activity in many tumor models, including ovarian, kidney, pancreatic, and breast
- Blocks tumor invasion & metastasis
- Overcomes acquired drug resistance
- Ameliorates desmoplasia and fibrosis
- Enhances tumor immune response

GAS6 is Redundant for Normal Tissues

- GAS6 depletion well tolerated
- Lack of adverse events provides large therapeutic index
- GAS6 depletion readily combinable with targeted therapies, immunotherapies and radiotherapy

Batiraxcept (AVB-500) Inhibits Metastasis and Tumor Growth

GAS6 is the sole activating ligand of AXL


GAS 6
AXL

Batiraxcept binds GAS6, preventing it from binding and activating AXL


GAS 6
AXL
AVB-500

Batiraxcept (AVB-500): High Affinity, Highly Specific GAS6/AXL Inhibitor

Modified AXL-Fc fusion protein engineered for strong stability and very high affinity for GAS6

- ~200 fold greater affinity for human GAS6 compared to native AXL receptor
- Preclinical data demonstrated relationship between affinity and anti-tumor activity
- Good safety and PK profile
- Structure modeled after marketed drugs (Enbrel®, Zaltrap®, Orencia®)

Proprietary biomarker tests to monitor GAS6 levels

- Serum GAS6 levels associated with efficacy in preclinical studies
- sAXL/GAS6 ratio pretreatment associated with response in P1b PROC and ccRCC

Strong IP position on GAS6 inhibition (>2035)



Batiraxcept: Platinum-Resistant Ovarian Cancer (PROC)

Platinum-Resistant Ovarian Cancer Current Treatment Landscape

Need for Better Therapies: Progression-Free Survival is ~3 mos & Overall Survival ~12 mos

Per current NCCN Clinical Practice Guidelines in Oncology, Version 3, for Ovarian Cancer (NCCN, 2021):

- For platinum-resistant disease, non-platinum-based agents or regimens are preferred
  - Paclitaxel with or without pazopanib
  - Paclitaxel with or without bevacizumab
  - Docetaxel
  - Oral etoposide
  - Gemcitabine
  - Liposomal doxorubicin with or without bevacizumab
  - Topotecan with or without bevacizumab
- Sequential therapy using single agents is typically used

Clinical activity of paclitaxel in PROC[1]

- 13-22% ORR
- 2.8-4.4 months mPFS
- 10.7-13.1 mOS

Significant Adverse Events with 80mg/m² Paclitaxel [2] (N=51)			
Event	Grade 2	Grade 3	Grade 4
Neutropenia	0	2 (4%)	0
Thrombocytopenia	1 (2%)	0	0
Anemia	18 (35%)	2 (4%)	1 (2%)
Emesis	4 (8%)	1 (2%)	0
Gastrointestinal	10 (20%)	4 (8%)	0
Allergy	3 (6%)	0	0
Neurologic	10 (20%)	2 (4%)	0
Fatigue/weakness	8 (16%)	4 (8%)	0
Pain	6 (12%)	3 (6%)	0
Myalgias/arthralgias	0	0	0
Dyspnea	3 (6%)	3 (6%)	0
Infection	2 (4%)	1 (2%)	0
Cardiovascular	0	1 (2%)	1 (2%)
Pulmonary	1 (2%)	2 (4%)	0

[1] Taxol PI, Reference ID: 2939751
[2] M. Markman et al. / Gynecologic Oncology 101 (2006) 436– 440
ORR = objective response rate, PFS = progression-free survival, mOS = median overall survival

Summary of Phase 1a Healthy Volunteer and 1b PROC Studies

Phase 1a single ascending dose and repeat dose study in healthy volunteers

- 43 subjects participated; 42 dosed
- Batiraxcept was well-tolerated across doses of 1-10 mg/kg Batiraxcept; no SAEs
- No anti-drug antibodies (ADA)
- 10 mg/kg (IV) administered every other week suppressed serum GAS6 levels for 2 weeks

Phase 1b ascending dose study in Platinum-Resistant Ovarian Cancer (PROC)

- 53 patients with PROC in Phase 1b trial
- Batiraxcept generally well-tolerated across all doses
- No dose-limiting toxicities
- No discontinuations due to AEs
- No unexpected safety signals; safety profile consistent with PLD or PAC
- No ADA
- Infusion-related reactions noted; managed with premedication regimen
- Exposure-response relationship at 10 mg/kg



PLATINUM-RESISTANT OVARIAN CANCER
Batiraxcept 10 mg/kg + PAC (N=16)
Batiraxcept 15 mg/kg + PAC (N=3)
Batiraxcept 20 mg/kg + PAC (N=4)
Batiraxcept 10 mg/kg + PLD (N=21)
Batiraxcept 15 mg/kg + PLD (N=2)
Batiraxcept 20 mg/kg + PLD (N=3)

Batiraxcept IV q14 days; Pegylated liposomal doxorubicin (PLD) 40 mg/m² d1 of 28-day cycle; Paclitaxel (PAC) 80 mg/m² day 1, day 8, day 15 of 28-day cycle; Maintenance dosing on batiraxcept monotherapy

Batiraxcept + Paclitaxel Clinical Activity Associated with Exposure

Modeling Identified RP2D of 15 mg/kg

- Traditional MTD or DLT approach for identification of RP2D not appropriate for batiraxcept due to its benign safety profile
- Exposure-response relationship identified by unsupervised computer analysis
  - Statistically significant relationship between batiraxcept trough levels and PFS; high trough concentrations associated with >6 months PFS
- Minimal efficacious concentration (MEC) of batiraxcept identified as 13.8 mg/L based on Akaike Information Criterion (AIC)
- Modeling predicts 15 mg/kg will provide increase in mPFS relative to 10 mg/kg but no further increase in mPFS with 20 mg/kg relative to 15 mg/kg
  - Applies to all tumors
- **RP2D of 15 mg/kg**

Efficacy Data for Patients Receiving 10 mg/kg and 15 mg/kg of Batiraxcept & Paclitaxel

	>MEC (N=10)	<MEC (N=9)
ORR	5 (50%), 2 CRs[1]	2 (22%)
mPFS (months)	7.5	2.8
mOS (months)[2]	19.0	8.7

[1] 1 patient at 10mg/kg and 1 patient at 15mg/kg had CR; 1 patient at 15mg/kg with CR continued to show CR at C13D1 while on batiraxcept alone, 6 months after discontinuing paclitaxel, and progressed after not receiving batiraxcept for more than 2 weeks due to illness
[2] final mOS pending trial completion

DLT = dose-limiting toxicity, mOS = median overall survival, MTD = maximum tolerated dose, mPFS = median progression free survival, RP2D = recommended P2 dose

Time on Treatment and Depth of Response for Batiraxcept + Paclitaxel Patients (10 and 15 mg/kg groups)

96% were on 3rd+ Line of Therapy; Literature Demonstrates 85% of Patients on their 3rd Line of Therapy have Progressive Disease by their First CT Scan[1]



PFS Months for Per-Protocol 10 mg/kg and 15 mg/kg AVB500+Pac Subjects
Subject ID
01-0005
19-0001
16-0002
01-0002
16-0005
07-0003
20-0004
08-0002
02-0004
08-0003
12-0002
19-0002
12-0001
02-0002
08-0001
06-0001
17-0002
08-0004
17-0003
13.6 # (15)
9.3 # (10)
9.3 (10)
9.1 (10)
7.7 (10)
7.3 Bev (10)
6.0 * (15)
5.5 Bev (10)
3.6 Bev (15)
3.6 (10)
3.1 Bev (10)
2.9 Bev (10)
2.8 Bev (10)
2.0 Bev (10)
1.8 Bev (10)
1.8 (10)
1.8 Bev (10)
1.8 Bev (10)
1.7 (10)
Confirmed Best Overall Response
Progressive Disease
Stable Disease
Partial Response
Complete Response
+ >MEC
o <=MEC
Start of Confirmed CR
Start of Confirmed PR
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Study Months
= Response maintained after discontinuation of chemotherapy at Cycle 6
* = PFS duration censored at date of last radiologic assessment



Largest Change in Target Lesion Burden for Per-Protocol
10 mg/kg and 15 mg/kg AVB-500+Pac Subjects
Confirmed Best Overall Response
Progressive Disease
Stable Disease
Partial Response
Complete Response
+ >MEC
o <=MEC
Change from baseline (%)
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
96.3%
40.9%
15.9%
13.5%
3.8%
1.4%
0.9%
-0.4%
-41.4%
-46.2%
-64.0%
-83.6%
-83.9%
-100.0%
-100.0%
-100.0%
17-0002
06-0001
02-0002
08-0003
19-0002
08-0004
02-0004
17-0003
12-0002
12-0001
07-0003
20-0004
19-0001
16-0002
08-0002
01-0002
01-0005
16-0005
Subject ID

1 European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98

Promising Responses in Patients in Later Lines of Therapy and < 3 Month Platinum-Free Interval Compared to Literature

Invasive Tumors Resistant to Multiple Lines of Therapy Expected to Be Dependent on the GAS6/AXL Pathway

CLINICAL RESPONSE OF BATIRAXCEPT + CHEMO* IN PATIENTS WITH < 3MO PLATINUM FREE INTERVAL (N=12)


80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN PATIENTS WITH < 3MO PLATINUM FREE INTERVAL (N=21)**


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF BATIRAXCEPT + CHEMO* IN 3rd LINE & 4th LINE (N=20)


80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN 3rd LINE AND 4th LINE* (N=99)**


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

*All doses and both chemo cohorts; **Historical data from Cancer Chemotherapy and Pharmacology (2019) 84:33-39 37; included PLD; GEM; CPT-11 (irinotecan); topotecan; and paclitaxel; no CRs in historical data (1 PR in historical data); ***European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98; 3L included (in order of use) taxol, carboplatin, topotecan, etoposide, Gemzar, doxil, tamoxifen, Adriamycin, carbo+taxol, and "other"; 4L was predominantly taxol

Batiraxcept + Paclitaxel Clinical Activity in Bevacizumab Subgroups

- Clinical activity higher in patients who had not received bevacizumab prior to entering study
  - Phenomenon observed in other studies[1]
  - Preclinical study showed bevacizumab treatment results in lower distribution of subsequent anti-cancer therapy[2]

Efficacy Data for Patients Receiving 10 mg/kg and 15 mg/kg of Batiraxcept & Paclitaxel		
	Bevacizumab Naïve (N=9)	**Previous Bevacizumab (N=10)**
ORR	6 (67%), 2 CRs[3]	1 (10%)
mPFS (months)	7.7	2.8
mOS (months)[4]	19.3	9.2

mOS = median overall survival, mPFS = median progression

Note: Batiraxcept + paclitaxel and >MEC in bev naïve patients (n=7): mPFS 9.1 months and ORR of 71%

For reference, subgroup analysis of the control arms in the AURELIA (NCT00976911) bevacizumab trial (Journal of Clinical Oncology, Vol 33, No 32 (November 10), 2015: pp 3836-383) showed ORR of 30.2% with PAC alone & mPFS of 3.9 months (N=55) free survival

[1] Gynecol. Oncol. 157 (2) (2020 May) 379–385; Lancet Oncol. (2021 Apr 9); J. Clin. Oncol. 37 (17) (2019 Jun 10) 1470–1478; N. Engl. J. Med. 375 (22) (2016 Dec 1) 2154–2164; Dig. Liver Dis. 43 (11) (2011 Nov) 917–919.

[2] Int. J. Cancer: 133, 307–315 (2013)

[3] 1 patient at 10mg/kg and 1 patient at 15mg/kg had CR; 1 patient at 15mg/kg with CR continued to show CR at C13D1 while on batiraxcept alone, 6 months after discontinuing paclitaxel and progressed after not receiving batiraxcept for more than 2 weeks due to illness

[4] final mOS pending trial completion

P1b PROC: Biomarker May Enrich Response to Batiraxcept + Chemotherapy

Response rate increases to 47% in the biomarker high subgroup administered batiraxcept + paclitaxel vs 35% in entire paclitaxel cohort

	PAC (N=22)	PLD (N=30)
CR/PR for patients with high sAXL/GAS6	7/ 15 (47%) (2 CRs)	4/20* (20%)
CR/PR for patients with low sAXL/GAS6	0/7 (0%)	0/10 (0%)

Note: one PAC patient (01-0007) had confirmed PR but with missing sAXL/GAS6 ratio so not included in this table but included in the entire cohort determination of response.
* one response was unconfirmed

In contrast, biomarker high naïve ovarian cancer patients were poor responders to initial chemotherapy (i.e., therapy not containing batiraxcept)



Poor Response
Good Response
Chemoresponse Score
*
10
8
6
4
2
0
Low (<0.8)
High (>0.8)
Serum sAXL:GAS6

K. Fuh, unpublished data

Batiraxcept Phase 3 Registrational Trial Design in PROC (ClinicalTrials.gov NCT04729608)

- **FDA Feedback:** If positive, trial could support full approval in PROC; no further preclinical or clinical studies required for BLA at this time
- **Endpoint Assessment:** PFS per RECIST V1.1; radiological imaging every 8 weeks
- **Revised Analysis Plan:** Revised analysis plan and removal of Interim analysis (IA); we believe we can enroll the appropriate number of bevacizumab naïve patients without the IA; the final analysis plan is consistent with previous FDA feedback; however, revised plan will be submitted to FDA to ensure agreement.

N of 350

Key Eligibility Criteria [1]

- High-grade serous ovarian cancer pathology
- 1-4 prior lines
- ECOG 0-1
- Stratifications:
  - Prior bevacizumab use
  - Lines of therapy
  - Platinum-free interval

1:1 Randomization

Dosing: Batiraxcept 15 mg/kg q 2 weeks + paclitaxel for 3 weeks, followed by 1 week off versus paclitaxel alone every week for 3 weeks, followed by 1 week off

- Batiraxcept + PAC
- Placebo + PAC

Endpoints [2]

- Endpoints:
  1. PFS in the bevacizumab naïve[3] population
  2. PFS in the total population
- OS is secondary endpoint
- Readout expected in 2Q'23
- BLA anticipated in 4Q'23

[1] Selection of patient population and dose in this trial confirmed by an IST showing lack of benefit outside this patient population and dose of 15mg/kg batiraxcept.
[2] Intend to discuss revised analysis plan with FDA
[3] Naïve defined as patients who are medically ineligible to receive bevacizumab or who chose not to receive bevacizumab
ECOG = Eastern Cooperative Oncology Group (ECOG) Performance Status, PFS = progression-free survival, BLA = biologics license application



Batiraxcept: Clear Cell Renal Cell Carcinoma (ccRCC)

ccRCC Current Treatment Landscape

Initially Positioning Batiraxcept in 2L+ with Ability to Expand to 1L

- Limited treatment options for patients who have failed 1L
- Cabozantinib is the predominant drug used in 2L+ ccRCC[1]
- Clinical Activity[2]:
  - Confirmed objective response rate for (60mg) cabozantinib alone ranges from 17%-28%
  - Median PFS for (60mg) cabozantinib ranges from 7.4-9.3 months;
    - 6-month PFS ~55-65% (METEOR, CANTATA)
  - Median OS of 21.4 months (METEOR)
- Safety from METEOR trial[2]:
  - Dose reductions required for 60%
  - Dose interruptions for 70%
  - Adverse reactions in ≥ 25%: diarrhea; fatigue; nausea; decreased appetite; palmar-plantar erythrodysesthesia (PPE); hypertension; vomiting; weight decreased; and constipation
  - Grade 3-4 adverse reactions and laboratory abnormalities in ≥ 5%: hypertension; diarrhea; fatigue; PPE; hyponatremia; hypophosphatemia; hypomagnesemia; lymphopenia; anemia; hypokalemia; and increased gamma-glutamyl transferase

[1] Per key opinion leaders and Decision Resource Group 2019 Report
[2] Lancet 2016 Jul;17(7):917-927; ASCO 2021 CANTATA study reported 28% response rate and PFS of 9.3 mos for cabozantinib alone

Batiraxcept + Cabozantinib Phase 1b/2 Trial Design in ccRCC (NCT04300140)

P1b Population:

- 26 patients
- Histologically confirmed metastatic ccRCC and progressed on/after a front-line treatment regimen
- Patients previously treated with cabozantinib are excluded


Phase 1b
AVB-S6-500 Q2W
(15 mg/kg N=16)
(20 mg/kg N=10)
+
Cabozantinib 60 mg QD
Phase 2
Part A
At least 1 prior line of therapy (N=25)
AVB-S6-500 15 mg/kg Q2W +
Cabozantinib 60 mg QD
Part B
First line (N=20)
AVB-S6-500 15 mg/kg Q2W +
Cabozantinib 40 mg QD +
Nivolumab (Investigator's Choice):
240 mg Q2W or 480 mg Q4W
Part C
AVB-S6-500 15 mg/kg Monotherapy (N=10)

Cabozantinib dosing as indicated on the package insert

Ph1b ccRCC: Representative of 2L+ ccRCC Population with 100% Having Received Prior Immunotherapy

Safety	All P1b Patients (N= 26)	15 mg/kg P1b Patients (N= 16)	20 mg/kg P1b Patients (N=10)
Age years, Mean (min, max)	61 (40, 81)	60 (40, 76)	62 (42, 81)
Gender, M	22 (85%)	13 (81%)	9 (90%)
Prior Number of Lines = 1	16 (62%)	9 (56%)	7 (70%)
= 2	5 (19%)	3 (19%)	2 (20%)
= 3 to 6	5 (19%)	4 (25%)	1 (10%)
Prior VEGF TKI	15 (58%)	10 (63%)	5 (50%)
Prior Immunotherapy	26 (100%)	16 (100%)	10 (100%)
IMDC Risk: Favorable	6 (23%)	5 (31%)	1 (10%)
IMDC Risk: Intermediate/Poor*	20 (77%)	11 (69%)	9 (90%)

* n = 3 were poor risk in P1b

Data cutoff April 30, 2022

P1b ccRCC Study: Safety Profile Consistent with the Established Safety Profile for Cabozantinib

Safety	All P1b Patients (N= 26)	15 mg/kg P1b Patients (N= 16)	20 mg/kg P1b Patients (N=10)
Batiraxcept-Related Deaths	0	0	0
Grade 3 Adverse Events (AEs), related to Batiraxcept (No Grade 4 or 5 AEs related to Batiraxcept)[1]	4 (15.4%) Events: HTN, Thrombocytopenia, Embolism, SBO, diarrhea	2 (12.5%) Events: HTN, Thrombocytopenia	2 (20%) Events: Diarrhoea, Embolism, SBO
AEs Leading to Batiraxcept Treatment Discontinuation	3 (11.5%) Events: Decreased appetite, IRR, Fatigue, Diarrhea, GI hemorrhage [3]	1 (6.3%) [2] Events: Decreased appetite, Diarrhea, Fatigue	2 (20%) Events: IRR, Fatigue, Diarrhea, GI hemorrhage [3]
AEs of Special Interest (Infusion Related Reaction)	5 (19.2%)	3 (18.8%)	2 (20%)

[1] HTN, thrombocytopenia, small bowel obstruction (SBO), and diarrhea were transient and resolved while batiraxcept therapy continued. Patient's cabozantinib interrupted during embolism but batiraxcept dosing continued. All events have been reported with cabozantinib use.

[2] Patient discontinued batiraxcept due to grade 2 diarrhea combined with the lack of care giver support.

[3] GI hemorrhage was deemed not related to batiraxcept and possibly related to cabozantinib and led to death.

Data cutoff April 30, 2022

Depth and Duration of Response in P1b ccRCC: Batiraxcept + Cabozantinib



Change from Baseline, (%)
80
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
0
8
16
24
32
40
48
56
Weeks on Study
RECIST response
Dose Cohort
15 mg/kg
20 mg/kg
101-004
101-006
102-001
102-002
103-001
104-001
105-002
105-003
105-004
106-001
107-002
107-004
107-005
107-006
107-007
109-001
101-003
101-005
101-007
103-002
105-005
105-006
105-007
107-009
108-001
109-002

- Eight patients (101-004, 101-005, 102-002, 104-003, 105-002, 105-004, 105-006, and 107-002) experienced resolution of one or more target lesions
- All responders were biomarker high
- 14 out of 26 patients still on treatment, 9 out of 12 patients who ended treatment are still in survival follow-up

Data cutoff April 30, 2022

P1b ccRCC: Clinical Activity of Batiraxcept + Cabozantinib

- 42% confirmed response in cabozantinib + batiraxcept group; 17-28% confirmed response for cabozantinib alone[1]
- 71% progression-free survival at 7 month; ~50-60% for cabozantinib alone[1]

Efficacy Evaluable	All P1b Patients (N=26)	P1b 15 mg/kg (n=16)	P1b 20 mg/kg (n=10)
Best Response			
Confirmed Partial Response	11 (42%) } 46%	8 (50%)	3 (30%) } 40%
Unconfirmed Partial Response	1 (4%)	0 (0%)	1 (10%)
Stable Disease	11 (42%)	6 (38%)	5 (50%)
Progressive Disease [2]	3 (12%)	2 (12%)	1 (10%)
7-month Progression-Free Survival	71%	73%	72%
5-month Duration of Response	90%	100%	67%

1 METEOR, CANTATA Studies

2 No patient had PD at first scan: One patient had PR at first scan and then progressed; the other 2 patients were SD at first scan and then progressed

Data cutoff April 30, 2022

P1b ccRCC: Pretreatment Serum sAXL/GAS6 is a Potential Biomarker

	Best Response		
	All P1b Patients (n=25) [1]	P1b 15 mg/kg (n=16)	P1b 20 mg/kg (n=9) [1]
PR for Patients with low sAXL/GAS6	0/5 (0%)	0/4 (0%)	0/1 (0%)
Confirmed PR for Patients with high sAXL/GAS6	11/20 (55%) } 60%	8/12 (67%) [2]	3/8 (38%) } 50%
Unconfirmed PR for Patients with high sAXL/GAS6	1/20 (5%)	0 (0%)	1/8 (12%)
7-month Progression-Free Survival in Biomarker High subgroup	83%	91%	70%

Exact biomarker threshold to be determined once all data analyzed

[1] One 20 mg/kg patient in Ph 1b does not have ratio value

[2] One additional biomarker high patient had an initial PR but then PD on the subsequent scan so is captured as PD

Data cutoff April 30, 2022

Batiraxcept Phase 3 Registrational Trial Design in ccRCC

- **FDA Recommendation:** Integrated P2/P3 study with interim analyses to look at futility in the biomarker low population and ORR for potential accelerated approval with PFS endpoint for full approval. Full protocol and statistical plan in preparation for submission to FDA.
  - Provides opportunity for accelerated approval and full approval in one study
  - Final PFS analysis conducted in the ITT and the biomarker high population to increase chance for success.

N ~ 360

Key Eligibility Criteria

- Histologically confirmed metastatic ccRCC
- Progressed on/after a front-line treatment regimen
- Patients who previously were treated with cabozantinib are excluded
- ECOG 0-1
- Stratifications:
  - IMDC category
  - Prior therapy (IO/IO vs IO/TKI)
  - Prior lines of therapy
  - Biomarker

Batiraxcept + Cabozantinib

1:1 Randomization

Dosing: Batiraxcept 15 mg/kg q 2 weeks + cabozantinib 60mg every day, dosed per package insert

Cabozantinib

Interim Analyses

- Futility
- ORR in biomarker high population for Accelerated Approval

Endpoints [1]

- Endpoints:
  - PFS in the ITT population
  - PFS in the biomarker high population
- OS is secondary endpoint
- Initiation Planned 1H'23

ECOG = Eastern Cooperative Oncology Group (ECOG) Performance Status, PFS = progression-free survival, BLA = biologics license application

[1] PFS will be assessed by blinded independent central review (BICR)



Batiraxcept: Pancreatic Adenocarcinoma

Pancreatic Adenocarcinoma Current Treatment Landscape

Unmet Need with Current Treatments Providing Modest Clinical Activity

Gemcitabine + nab-paclitaxel used in 1L treatment for advanced pancreatic adenocarcinoma

Clinical Activity[1]:

- ORR 23% with 1 patient with CR (<1%)
  - 20% progressed at first scan
- mPFS 5.5 months
- mOS 8.5 months

Safety[1]:

- 33% of patients had dose reductions, resulting in a median relative dose intensity of 85%

Adverse Event (AE)	Nab-Paclitaxel + Gemcitabine (N=421)
AE leading to death – no. (%)	18 (4%)
Grade ≥ 3 Hematologic AE – no./total no. (%)	
Neutropenia	153/405 (38%)
Leukopenia	124/405 (31%)
Thrombocytopenia	52/405 (13%)
Anemia	53/405 (13%)
Receipt of growth factors – no./total no. (%)	110/431 (26%)
Febrile neutropenia – no. (%)	14 (3%)
Grade ≥ 3 nonhematologic AE occurring in >5% of patients – no. (%)	
Fatigue	70 (17%)
Peripheral neuropathy	70 (17%)
Diarrhea	24 (6%)
Grade ≥ 3 peripheral neuropathy	
Median time to onset – days	140
Median time to improvement by one grade – days	21
Median time to improvement to grade <1 – days	29
Use of nab-paclitaxel resumed – no./total no. (%)	31/70 (44%)

[1] N Engl J Med 369;18 nejm.org October 31, 2013

Batiraxcept + Gemcitabine + nab-Paclitaxel Phase 1b/2 Trial Design in 1L Pancreatic Adenocarcinoma (NCT04983407)

P1b Population:

- Patients (N~20) with advanced or metastatic pancreatic adenocarcinoma eligible to receive gemcitabine + nab-paclitaxel (Abraxane®) as first-line treatment


Phase 1b
Phase 2
Batiraxcept
15 mg/kg on Days 1 & 15
plus
Nab-Paclitaxel:
125 mg/m² on Days 1, 8, & 15
and
Gemcitabine:
1000 mg/m² on Days 1, 8, & 15
(n=20*)
1:1
Arm A:
Batiraxcept plus
Nab-Paclitaxel and Gemcitabine
(n=30)
Arm B:
Nab-Paclitaxel and Gemcitabine
(n=30)
Initiation of P2 will be based
on clinical activity in Ph1b

Ph1b PDAC Demographics

Safety	All P1b Patients 15 mg/kg Batiraxcept + Gemcitabine+ nab-Paclitaxel (N = 21)
Age years, mean (min, max)	67 (49, 82)
Gender, M	10 (48%)
ECOG	
0	10 (48%)
1	11 (52%)
Metastatic disease	19 (91%)

Data cutoff May 3, 2022

Safety Profile Consistent with the Established Safety Profile for Gemcitabine + nab Paclitaxel or Underlying Disease In P1b PDAC Study

Safety	All P1b Patients 15 mg/kg Batiraxcept + Gemcitabine+ nab-Paclitaxel (N = 21)
Batiraxcept-Related Deaths	0
Grade 3 Adverse Events (AEs), related to Batiraxcept (No Grade 4 or 5 AEs related to Batiraxcept)*	6 (29%) Events: Dizziness, Fatigue, Muscular weakness, Neutropenia, Neutrophil count decreased, and Rectal haemorrhage
AEs Leading to Batiraxcept Treatment Discontinuation	2 (10%) Events: Fatigue, Sepsis
AEs of Special Interest (Infusion Related Reaction)	3 (14.3%)

*2 patients experienced Grade 4 adverse events related to gemcitabine + nab-paclitaxel: sepsis and hypokalemia and not considered related to batiraxcept

Data cutoff May 3, 2022

Initial Anti-Tumor Activity from Phase 1b PDAC Trial



Change from Baseline, (%)
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
RECIST
response
0
8
16
24
32
Weeks on Study
Patient ID
202-001
202-002
202-003
202-004
202-005
203-001
205-001
206-001
206-002
210-001
213-001
213-002
213-003
213-004
213-007
213-008
213-009
214-001

- Five patients (202-004, 202-005, 206-002, 213-002 and 214-001) experienced resolution of one or more target lesions; 206-002 and 213-002 have since progressed
- Two of these patients (213-002 and 214-001) had CA19-9 level that decreased to within normal limits during the study

Data Cutoff May 3, 2022

Initial Anti-Tumor Activity from Phase 1b PDAC Trial

Best Response	All P1b Patients 15 mg/kg Batiraxcept + Gemcitabine+ nab-Paclitaxel (N = 21)	
Confirmed Partial Response	4 (19%)	29%
Unconfirmed Partial Response	2 (10%)	
Stable Disease	7 (33%)	
Progressive Disease	5 (24%)	
Not Evaluable	1 (5%)	
Not Applicable (died before any post-baseline scans)	2 (10%)	

Data cutoff May 3, 2022

P1b PDAC: Pretreatment Serum sAXL/GAS6 is a Potential Biomarker

ORR with Gemcitabine + nab-Paclitaxel is 23 % [1]

	Best Response	
	All P1b Patients 15 mg/kg Batiraxcept + Gemcitabine+ nab-Paclitaxel (N = 21)	
PR for Patients with low sAXL/GAS6	0/6 (0%)	
Confirmed PR for Patients with high sAXL/GAS6	4/15 (27%)	**40%**
Unconfirmed PR for Patients with high sAXL/GAS6	2/15 (13%)	
Progression-Free Survival in Biomarker High subgroup	*3 months (70%)* *4 months (62%)* *5 months (50%)* *6 months (17%)* *7 months (17%)*	

Data cutoff May 3, 2022

[1] N Engl J Med 369;18 nejm.org October 31, 2013

Financial Summary

$59.4 Million* Cash and Cash Equivalents	21.0 Million* Shares Outstanding	No Debt	Cash Runway Expected to Fund Base Operating Plan into Q1 2023 #

* Data as of 12/31/2021
# Includes a combined $20M investment from Eshelman Ventures, LLC and a healthcare-focused institutional investor in Q1 2022

Appendix

Strong Biological Rationale for Batiraxcept in PROC

- AXL expressed in 0% (0 of 10) of normal ovarian tissue[1]
- AXL expressed in 73% (219 of 297) of all ovarian tumor samples, demonstrating that AXL expression is significantly higher (P < 0.0001) in ovarian carcinomas than normal ovarian epithelium[2]
- Batiraxcept single-agent activity in PROC and OC preclinical models
- Combination with doxorubicin resulted in nearly undetectable levels of disease in preclinical metastatic models

OVCAR 8 (Ovarian Cancer Model) [2]



Number of metastases
1,000
750
500
250
0
Tumor weight (g)
0.75
0.50
0.25
Saline
AVB
Dox
AVB + Dox
****
*

SKOV3 IP (Platinum-Resistant Ovarian Cancer) [2]



Number of metastases
300
200
100
0
Tumor weight (g)
2
1.5
1
0.5
Saline
AVB
Dox
AVB + Dox
****
***
**

[1]Rankin et al., Cancer Res; 70(19) October 1, 2010
[2] Kariolis et al, J Clin Invest. 2017;127(1):183–196
Dox = doxorubicin, AVB = batiraxcept, PROC = platinum-resistant ovarian cancer, OC = ovarian cancer

Strong Biological Rationale for Batiraxcept in Pancreatic Adenocarcinoma

- Preclinical data demonstrated increased survival in combination with gemcitabine, decreased fibrosis, and decreased tumor weight in orthotopic models
- Batiraxcept in combination with paclitaxel demonstrated compelling clinical activity in PROC

- Studies have reported AXL expression correlates with worse outcome in clinical samples from pancreatic cancer patients[1,2]
  - ~70% of patients had tumor tissues with high AXL levels, which was associated with worse prognosis, distant metastasis, and poor overall survival and recurrence-free survival
  - AXL silencing by shRNA decreased cell invasion, Akt activation, and increased radiation-induced PARP cleavage and apoptosis[1]; pancreatic ductal adenocarcinoma cell lines with shRNA knockdown of AXL resulted in reduced tumor growth and metastasis in vivo

[1] Song X, Wang H, Logsdon CD, et al. Overexpression of receptor tyrosine kinase Axl promotes tumor cell invasion and survival in pancreatic ductal adenocarcinoma. Cancer 2011 2 15;117(4): 734–43.
[2] Leconet W, Larbouret C, Chardes T, et al. Preclinical validation of AXL receptor as a target for antibody-based pancreatic cancer immunotherapy. Oncogene 2014 11 20;33(47):5405–14.

Strong Biological Rationale for Batiraxcept in ccRCC

GAS6/AXL in ccRCC[1]

- AXL plays significant role in ccRCC invasion & metastasis
- AXL highly expressed in aggressive ccRCC tumors and associated with poor outcome
- GAS6/AXL signaling pathway is established therapeutic target to prevent/treat metastatic ccRCC

Strong *in vivo* activity in preclinical models[1,2]

- Batiraxcept single agent activity in metastatic disease
- Data support combination of batiraxcept & antiangiogenic agents for treatment of advanced kidney cancer

GAS6/AXL levels predict prognosis and survival in humans[1,2]


A
120
100
80
60
40
20
0
Frequency
Tumor
Normal
5
10
15
AXL Expression (log2)
B
14
12
10
8
6
AXL Expression (log2)
ccA
ccB
cc3
Normal


C
AXL
Cases w/out altered AXL
Cases with altered AXL
p=0.004812
100
80
60
40
20
0
% Surviving
0
20
40
60
80
100
120
Months

(A) AXL expression in ccRCC in The Cancer Genome Atlas (TCGA) dataset. (B) Box plot of AXL gene expression with tumor and normal samples split into molecular subgroups: ccA (good prognosis), ccB (aggressive), cc3 (non-VHL), and compared with normal kidney. (C) Kaplan–Meier plot of survival by AXL altered gene expression in the TCGA tumor samples.[1]

1. Rankin et al, PNAS | September 16, 2014 | vol. 111 | no. 37 | 13375;
2. Xiao et al, Cancer Research October 4, 2019

Batiraxcept Effectively Targets Metastasis Preclinically in ccRCC

Direct regulation of GAS6/AXL signaling by HIF Promotes Renal Metastasis through SRC and MET

- Stress conditions in cell activate GAS6/AXL signaling to allow cell to survive
- Hypoxia (stress factor), typical in solid tumors, induces hypoxia inducible factors HIF-1 and HIF-2 which activate AXL
- GAS6/AXL pathway activates cMET and transcription factors (e.g., SNAIL and SLUG) involved in epithelial to mesenchymal transition, leading to metastasis
- Genetic or therapeutic **inactivation of GAS6/AXL pathway preclinically significantly inhibits invasion and metastasis** of ccRCC cells (**without HIF inhibition**)



Hypoxia
GAS6
cMET
AXL
sAXL
Cell Membrane
VHL
OH OH
SRC
PHD
O_2
HIF
26S
Proteasome
Nucleus
HIF
ARNT
AXL
SNAIL
SLUG
Poor Patient Survival
Metastasis
Migration/Invasion

Rankin et al. PNAS, September 16, 2014, vol. 111, no. 37, 13377

Strong Patent Protection

Stanford Licensed IP

1 Patent Family – Expiration 2031

U.S.:	3 Issued Patents
Worldwide:	10 Issued (2 HK Recorded) Patents (EP Validated In 18 EP Countries)
	3 Pending Patent Applications

Stanford-Batiraxcept Co-owned IP

3 Patent Families – Expirations 2032 / 2033 / 2035

U.S.:	3 Issued Patents – 1 Pending Patent Application
Worldwide:	11 Issued Patents – (2 EP Validated In 18 EP Countries; 1 EP Validated in 7 Countries)
	1 Pending Patent Application Worldwide

Batiraxcept-Owned IP

5 Patent Families – Expiration 2035 / 2038 / 2041 (2) / 2042

U.S.:	1 Issued Patent – 1 Pending US Provisional
Worldwide:	2 Pending Patents – 11 Pending Patent Applications Worldwide

Clinical Activity of Cabozantinib in 2L+ ccRCC

	CANTATA CABOZANTINIB (N=223) [1]	NCT03634540 CABOZANTINIB + Belzutifan (N= 52)	METEOR CABOZANTINIB [3] (N=330)
Clinical Activity			
Objective Response % (95% CI)	27.8	28.8 (17.1 – 43.1)	17 (13-22)
Complete Response (%)	1	0	0
Stable Disease (%)	60	Not Reported	62
Progressive Disease (%)	8.5	Not Reported	14
mPFS (months) (95% CI)	9.3 (7.6 – 11.0)	16.8 (9.2 – Not Reached)	7.4
Safety			
Deaths (#)	3 (1%)	0	1 (<1%)
Grade >=3 Treatment Related AEs in More Than 10% of Patients (%)	79 HTN (18%), Diarrhea (13%)	60 HTN (23%), Anemia (12%), Fatigue (12%)	39 HTN (15%), Diarrhea (13%), Fatigue (11%), PPE (27%)
Treatment Discontinuations Due to AEs (%)	15	15 – Cabozantinib 12 - Belzutifan	10
Dose Reductions (%)	83	Not Reported	60

1 Abstract 4501, 2021 ASCO meeting
2 ESMO 2021
3 Lancet 2016 Jul;17(7):917-927.

SUMMARY of 1L PREFERRED NCCN REGIMENS Version 3.2022	**Nivolumab + Ipilimumab[1]** (N=550 ITT n/I, int/poor N=425) **CheckMate 214** *Category 1* *(poor/ int. risk)*	**Pembro + Axitinib[1]** (N=432 p/a) **Keynote-426** *Category 1* *(all risk groups)*	**Nivo + Cabozantinib[1]** (N=323 n/c) **Checkmate 9ER** *Category 1* *(all risk groups)*	**Lenvatinib + Pembro[1]** (N=355 l/p) **CLEAR** *Category 1* *(all risk groups)*	**Cabozantinib** (N=79) **CABOSUN** *Category 2A* *(poor/int. risk)*
Median follow-up	25.2 months	12.8 months	18.1 months	26.6 months	25.0 months
ORR % (95% CI)	41.6 (ITT: 39)	59.3	55.7	71	20*
CR (%)	9.4	5.8	8	16.1	0
PR (%)	32.2	53.5	47.7	54.9	20
mPFS (months) (95% CI)	11.6 ITT: 12.4	15.1	16.6	23.9	8.6
TRAE deaths (#)	8	4	4	4	2
Grade ≥3 TRAEs (≥10%)	46 (<15%) ↑ lipase level, fatigue, diarrhea	63 Most common (≤): hypertension, hepatoxicity, diarrhea, ALT ↑, hyperglycemia	60.6 Hypertension, PPE, diarrhea, hyponatremia	71.6 Hypertension, diarrhea, ↑ lipase levels	66.7 (any cause) Hypertension, diarrhea, fatigue, platelet count ↓
DC due to AEs (%) **TRAE discontinuations	22*	Pembro: 13% Axitinib: 13% Both: 8%	Cabo: 6.6%** Nivo: 5.6%** Both: 3.1%** Either: 15.3%**	Len: 25.6% Pembro: 28.7% Both: 13.4%	21%
DI/DR due to AEs (%)	Nivo: 58% Ipi: 27%	Pembro: 50% Axitinib: 64% / 22% Both: 76%	Cabo: 46% Nivo: 3%, Both: 21% / Either: 83%	Len: 73% / 68.8% Pembro: 55% Both: 39%	DI: 73% DR: 46%

1 Results from PI, published primary analysis and website data used for FDA approval. Updated follow-up analysis in some studies may be available.
*Partial responses only, as assessed by a retrospective blinded independent radiology review committee (BIRC)

SUMMARY of 2L PREFERRED NCCN REGIMENS Version 3.2022	Cabozantinib[1] (N=330) METEOR *Category 1*	Lenvatinib + Everolimus[1] (N=51) Study 205 *Category 1*	Nivolumab[1] (N=406) Checkmate 025 *Category 1*
Median follow-up	19 months	17.8 months	Minimum of 14 months
ORR % (95% CI)	17	37	25
CR (%)	0*	2	4
PR (%)	21*	35	24
mPFS (months) (95% CI)	7.4	14.6	4.6
TRAE deaths (#)	1	1	0
Grade ≥3 TRAEs (≥10%)	39 (any cause) Hypertension, diarrhea, fatigue, PPE	63 Diarrhea, fatigue, asthenia, hypertension, renal failure (most common SAE)	19 Fatigue
DC due to AEs (%) **TRAE discontinuations	10%	24%	8%**
DI/DR due to AEs (%)	DI: 70% DR: 60%	71%	DI: 51% DR: Not allowed

PREFERRED NCCN REGIMEN Version 3.2022	Belzutifan[1] (N=61) Study 004 *Category 2A* *Treatment of patients with VHL disease-associated RCC who require therapy but not immediate surgery*
Median follow-up	19 months
ORR % (95% CI)	49
CR (%)	0
PR (%)	49
mPFS (months) (95% CI)	7.4
TRAE deaths (#)	0
Grade 3 TRAEs (≥10%) No G4/5 TRAEs	13 Anemia, ↓ hemoglobin, fatigue Boxed warning: Embryo-fetal toxicity
DC due to AEs (%)	3.3%
DI/DR due to AEs (%)	DI: 39% DR:13%

1 Results from PI, published primary analysis and website data used for FDA approval. Updated follow-up analysis in some studies may be available.
*N=187 – among 1st 375 patients who underwent randomization

Linear Regression on 1L ccRCC PFS vs ORR Demonstrates High Correlation

Linear Regression Calculator

For your data, the regression equation for Y is:

$$\hat{y} = 0.27324X + 1.62902$$

As you can see the output from this calculator is fairly verbose. Mostly it should be self-explanatory, but you should note that any apparent discrepancies in calculations are because rounding is used for the purposes of display, but not for the calculations themselves.

If you wish to perform a further calculation, it is necessary to hit the reset button at the bottom of the page.

X Values	Y Values
41.6	11.6
59.3	15.1
55.7	16.6
71	23.9
20	8.6
M: 49.52	M: 15.16



22.0938776077098
17.0938776077098
12.0938776077098
7.09387760770975
Y - Dependent
20
35
50
65
80
X - Independent

Estimate

Calculation Summary

Sum of X = 247.6
Sum of Y = 75.8
Mean X = 49.52
Mean Y = 15.16
Sum of squares (SS_X) = 1529.388
Sum of products (SP) = 417.894

Regression Equation = $\hat{y} = bX + a$

$b = SP/SS_X = 417.89/1529.39 = 0.27324$

$a = M_Y - bM_X = 15.16 - (0.27*49.52) = 1.62902$

$\hat{y} = 0.27324X + 1.62902$

Linear Regression on 2L and 1L+2L ccRCC PFS vs ORR Demonstrates High Correlation


Linear Regression
20
15
10
5
0
mPFS
0
10
20
30
40
ORR


Linear Regression
30
20
10
0
mPFS
0
20
40
60
80
ORR

Rates and Depth of Response Associated with Overall Survival in ccRCC

- Retrospective studies have shown that early tumor shrinkage (eTS) based on target lesion reduction from baseline to first post-baseline scan, has predictive value for targeted therapies in RCC (Grunwald 2015; Grunwald 2016)
- In the Phase 3 METEOR study, cabozantinib improved median OS compared to everolimus (21.4 vs 16.5 months) (Choueiri 2016)
- In a retrospective analysis of the METEOR trial, Duran and colleagues estimated median OS for patients with ≥30% eTS, any eTS or no eTS at first post-baseline scan (week 8)
- Cabozantinib demonstrated a higher rate and greater depth of tumor shrinkage at the first post-baseline scan compared with everolimus; Early tumor shrinkage is associated with overall survival

Proportion of pts in each subgroup.

Early tumor shrinkage*	Cabo, n (%) (N=330)	Eve, n (%) (N=328)
≥30%	65 (19.7)	16 (4.9)
Any	242 (73.3)	155 (47.3)
None	77 (23.3)	156 (47.6)
Unknown	11 (3.3)	17 (5.2)

*From baseline to first post-baseline scan (week 8)

Strategic Collaborations

3DMed

Exclusive license agreement for development & commercialization of batiraxcept across all oncology indications in Greater China

- $12M upfront payment received
- $207M total potential development and commercial milestone payments; $9M development milestones achieved to date
- Tiered-royalties ranging from low double-digit to mid-teens as a % of annual net sales

WuXi Biologics
Global Solution Provider

Identify/develop novel, high-affinity bispecific antibodies against CCN2, also known as connective tissue growth factor (CTGF), targeting cancer/fibrosis

- CTGF over-expression is hallmark of fibrosis in multiple tissues and is widely thought to be required to mediate profibrotic effects of TGFβ
- Overexpression associated with poor prognosis in many cancers, including aggressive/invasive breast cancer, osteolytic breast cancer, pancreatic cancer, and glioblastoma

Domain-focused strategy to generate a best-in-class clinical therapeutic targeting desmoplasia and tumor growth in 2023

Potential Mechanism of Synergy Between AVB-500 and PARP Inhibitors

- The association between AXL and DNA repair protein expression was reported by Balaji et al, for TNBC, NSCLC and HNSCC patient cohorts, where higher AXL levels in patient tumors was associated with increased expression of multiple DNA repair proteins, especially those involved in homologous recombination DNA repair process.
- Downregulation of AXL in both NSCLC and TNBC cell lines increased expression of apoptotic markers, cleaved PARP and cleaved caspase-7
- AXL inhibition leads to an increase in accumulation of DNA damage by compromising homologous recombination (HR)
- Defects in HR-mediated DNA repair have been shown to sensitize cells to PARP inhibition, which interferes with single stranded DNA repair mechanism


DNA Damage
AXL Inhibitor
(TP0903)
PARP Inhibitor
(olaparib)
AXL
PARP
HR mediated DNA repair
Base Excision repair
Cell survival
DNA damage accumulation
and Apoptosis

Balaji et al., Mol Cancer Res; 15(1) January 2017

Response Over Time in ccRCC: Batiraxcept + Cabozantinib


P1b AVB(15 mg/kg)+Cabo
103-001*
102-002*
105-002*
102-001
107-002*
106-001*
107-004*
107-006
109-001*
107-007
105-003*
105-004*
101-004*
104-001*
101-006*
107-005
P1b AVB(20 mg/kg)+Cabo
101-003*
105-005*
107-009*
105-007*
101-005*
108-001*
101-007
103-002
109-002*
105-006*
* sAXL/GAS6 High
0
8
16
24
32
40
48
56
Weeks on Study
Ongoing treatment
Discontinued from treatment but still in survival follow-up
Partial Response
Stable Disease
Progressive Disease
Death

Data cutoff April 30, 2022

Response Overtime in Phase 1b PDAC Trial



203-001*
213-002*
213-004*
213-003*
202-001*
202-003
214-001*
202-002
202-004
213-008*
210-001
202-005*
206-002*
213-007*
205-001*
206-001*
204-001
213-009*
214-002*
213-001*
213-005
Patient ID
0
8
16
24
32
40
Weeks on Study
Ongoing treatment
Discontinued from treatment
Partial Response
Stable Disease
Progressive Disease
Death
Not Evaluable
sAXL/GAS6 High

Data cutoff May 3, 2022

Developing Transformative Targeted Cancer Therapeutics

Corporate Presentation
May 2022

NASDAQ: ARAV

